                                                                                        Exhibit 32.2

                                                   CERTIFICATION PURSUANT TO
                                                    18 U.S.C. SECTION 1350,
                                                    AS ADOPTED PURSUANT TO
                                         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the  Quarterly Report on Form 10-Q of  Tropical Sportswear Int'l Corporation  (the "Company") for
    the quarter ended  April 3, 2004  as filed  with the  Securities and Exchange Commission  on  the  date  hereof (the
    "Report"), I, Robin Cohan,  Chief Financial Officer of the Company,  certify, to the best of my knowledge,  pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
             1934; and

       (2)   The information contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                                     / /s/ Robin Cohan
                                                     -----------------------------------------------------
                                                     Robin Cohan
                                                     Chief Financial Officer
                                                     May 11, 2004